SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 11, 1998


                                 WORLDCORP, INC.
               (Exact name of registrant as specified in charter)


                           Delaware 1-5351 94-3040585
                   (State or other (Commission (IRS Employer
                jurisdiction of File Number) Identification No.)
                                 incorporation)


           13873 Park Center Road, Suite 490, Herndon, Virginia 20171
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (703) 834-9200


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ITEM 5. OTHER EVENTS.

On April 20, 1998, WorldCorp, Inc. ("WorldCorp") consummated a transaction pursuant to which it acquired an 80% interest in Paper Acquisition Corp., a Delaware corporation ("Paper").

Attached hereto as an Exhibit to this Current Report on Form 8-K are unaudited financial statements of Paper as of and for the eight months ended August 31, 1997, the date of Paper's most recent fiscal year-end. On May 5, 1998, WorldCorp filed the Current Report on Form 8-K required in connection with its acquisition of Paper and stated that, as permitted by SEC regulations, the required financial information will be filed by amendment to that Current Report on Form 8-K not later than July 6, 1998. The Company is currently in the process of preparing this financial information.

ITEM 7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits.

99.1 Unaudited financial statements of Paper Acquisition Corp. as of and for the eight months ended August 31, 1997.

                                                     SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             WORLDCORP, INC.



                                              By:_______/s/______________
                                                 Patrick F. Graham
                                                 President and Chief Executive
                                                 Officer


Date:  June 12, 1998